

FLYING CLEAN WITH SUSTAINABLE AVIATION FUEL

Trinity Financing Corporation Event
Presenter: Mihir Dange, CEO
Date: 9 October 2025

NASDAQ: SAFX

XCF Global

DISCLAIMER

This presentation and any accompanying oral presentation (this "Presentation") is provided for information purposes only.

This Presentation is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities in any jurisdiction nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

FORWARD LOOKING STATEMENTS

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global's expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the "Business Combination"), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global's expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global's offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global's ability to regain compliance with Nasdaq's continued listing standards and thereafter continue to meet Nasdaq's continued listing standards; (6) XCF Global's ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global's ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility's ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility's ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global's ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global's and New Rise's key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global's reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) the effects of increased costs associated with operating as a public company; and (22) various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global's filings with the Securities and Exchange Commission ("SEC"), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Presentation and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global's expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements should not be relied upon as representing XCF Global's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

EXPERIENCED LEADERSHIP TEAM

EXECUTIVE MANAGEMENT



Mihir Dange
Chief Executive Officer, Executive Director & Board Chair

NYMEX
SIONIC
Wapanda
CME Group



Simon Oxley
Chief Financial Officer

BARCLAYS
TELLURIAN
citi



Gregg Surette
Chief Strategy Officer, Corporate Secretary

SINOTASTE
Deloitte.



Greg Savarese
Chief Marketing Officer

SINOTASTE

NON-EXECUTIVE DIRECTORS



Sanford Cockrell
Chairperson Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee

Deloitte.



Si-Yeon Kim
Chairperson Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee

GLOBAL BUSINESS TRAVEL
AVON



Carter McCain
Chairperson Compensation Committee, Nominating and Corporate Governance Committee, Audit Committee

VERMILION



Wray Thorn*
Non-Executive Director

TWO SIGMA
MARATHON MANAGEMENT, INC

*Non-independent director

MISSION

Lead the transition to net-zero aviation emissions by building the most scalable sustainable aviation fuel (SAF) company in the world.

TOP 3 TAKEAWAYS

1. SAF is the only viable near-term decarbonization solution
    - Disproportionate impact on emissions
    - Decarbonization initiatives behind other industries
    - Securing development capital is challenging; balance sheets lack liquidity

2. XCF has an early-mover advantage
    - New Rise Reno – 1 of 6 SAF facilities in North America
    - Under-supply of SAF in the market
    - Competition years away from coming online

3. XCF poised for global leadership and scalable growth
    - Expand from U.S. early-mover position into international SAF markets
    - Leverage public equity to execute strategic acquisitions and strengthen balance sheet
    - Optimize netbacks and operations to accelerate EBITDA and shareholder returns



AVIATION'S DISPROPORTIONATE IMPACT

The aviation industry offers a significant opportunity, driven by its historical underinvestment in decarbonization efforts and the complex challenges associated with reducing emissions in this sector.



Share of Global CO2 Emissions
1990
1995
2000
2005
2010
2015
International Aviation: 145.8%
International Shipping: 33.8%
Domestic Transport: 23.8%
Land Use and Forestry: 18.4%
Agriculture: (21.5%)
Residential & Commercial: (28.2%)
Industry: (35.2%)
Energy Supply: (39.5%)
Waste: (38.9%)

(1) European Environment Agency "EEA Greenhouse Gases. Data Viewer" | From 1990 to 2019

XCF Global

EMISSIONS SET TO EXPLODE: PASSENGER TRAFFIC GROWS



Long-term global passenger traffic forecast
(2016–2053)
Passengers (billions)
COVID-19
Pandemic
2024
recover to 2019 level
2042 → 2045
x2 of the 2024 level
2053
x2.4 of 2024 level
7.7 B
8.3 B
8.8 B
9.1 B
3.6 B
4.6 B
6.6 B
8.7 B
9.5 B
9.9 B
17.3 B
18.7 B
22.3 B
AIRPORTS COUNCIL INTERNATIONAL
February 2025

Source: https://aci.aero/2025/02/26/the-trusted-authority-on-air-travel-demand-insights/

XCF Global

"Sustainable Aviation Fuels (SAFs) are the only viable near-term option to decrease emissions in the aviation sector, as they are compatible with current aircraft engines and fueling infrastructure and can power flights with no distance limits"

- McKinsey & Company

Source: McKinsey & Company "Critical Insights on the Path to a Net-Zero Aviation Sector" dated October 2021

MISSION

Lead the transition to net-zero aviation emissions by building the most scalable sustainable aviation fuel (SAF) company in the world.

A DROP-IN FUEL: FROM WASTE TO WINGTIP


Household waste
Used cooking oil
Forestry waste
CO_2 capture
CO_2
1 Feedstock is collected - such as household waste or waste oils
H_2
Hydrogen produced with renewable Electricity
2 Feedstock is converted to sustainable aviation fuel
From waste to wingtip - the production journey for sustainable aviation fuel (SAF)
Using SAF can reduce lifecycle carbon emissions by up to 80% compared to the traditional jet fuel it replaces.
3 Traditional jet fuel is blended with sustainable aviation fuel to make it suitable for use in aircraft.
4 Fuel is delivered to airport and into wing.

Source: https://c-saf.ca/what-is-saf/

THE MOST VIABLE SOLUTION TO DECARBONIZE THE AVIATION INDUTSRY

SAF is the most effective near-term solution to decarbonize aviation because it works as a drop-in replacement for conventional jet fuel; **no changes to existing aircraft or infrastructure are required for use.** Unlike emerging technologies such as hydrogen or electric flight, which remain decades away from scale, SAF can immediately reduce lifecycle emissions by up to 80% and is the only pathway capable of meeting industry and regulatory climate targets today.


% share of total industry CO_2
Long Haul
250+ seats
150+ minute flights
30%
Medium Haul
100-250 seats
60-150 minute flights
43%
Short Haul
100-150 seats
45-120 minute flights
24%
Regional
50-100 seats
30-90 minute flights
3%
Commuter
6-19 seats
<60 minute flights
<1%
SAF
Potentially Hydrogen + SAF
Hydrogen + SAF
Electric + Hydrogen Fuel Cell + SAF
2020
2025
2030
2035
2040
2045
2050
forecast technology timeline

Source: https://climatedrift.substack.com/p/the-sustainable-aviation-fuel-saf

GLOBAL INITIATIVE FOR SAF POLICY

Today, more than 2 billion people globally live in countries with SAF blending mandates or strong incentives like tax credits - by 2030, this number is expected to grow to more than 4 billion people.



Canada

Federal Clean Fuel Standard, mandate in British Colombia, and C-SAF roadmap.

ICAO | UN Specialised agency

2022: Established long-term goal of net-zero carbon emission by 2050, supported through CORSIA.
2023 (CAAF/3): Adopted short-term goal aiming to reduce carbon intensity by 5% by 2030.

Int. Air Transport Association

Representing 290 airlines, IATA committed for global air transportation to achieve net-zero emissions by 2050.

Finland

Target of 30% SAF by 2030, with mandate for 0.5% blend from 2020

United States

- Renewable Fuel Standard (RFS)
- Blenders tax Credit (BTC)
- Clean Fuel production Credit
- CCS Credits
- Inflation Reduction Act (IRA)
- California, Oregon and Washington incentives & Clean Fuel programs

Japan

Announced 10% SAF target by 2030, some initial trial flights and production.

China

Target of c. 0.05 MT SAF in 2030, ongoing discussion to extend the ETS to aviation

Brazil

SAF facility plans, SAF mandate to reduce 1% emissions by 2027

The EU

EU ETS, RED II, Fit for 55: ReFuelEU

The UK

RTFO guidance, UK ETS, Mandate for 10% ER in 2030

Turkey

Mandate for 5% SAF by 2030 in discussion

S. Korea

Several facilities announced, plus offtake by KAL

Australia

Jet Net Zero council established, first facility announced

Source: https://www.icf.com/-/media/files/icf/insight-download/aviation/japan_saf_ecosystem_es_web.pdf?rev=c91cdcc1aa424001a7d0bf5bdb1ac136

XCF Global

STATES ADOPTING SAF CREDIT INCENTIVE SCHEMES

Across the U.S., states are rolling out SAF credit incentive programs to stimulate local production, attract investment, and accelerate adoption alongside federal initiatives.


LCFS or similar policy in force
Pending or failed LCFS or similar policy
No reported activity
Conversations in progress on LCFS or similar policy
Previously considered LCFS

= Direct incentives for SAF in the states of Washington, Colorado, Minnesota, and Illinois.

RMI Graphic. Source: RMI analysis

One Big Beautiful Bill
45Z tax credit extended through December 31, 2029

Source: https://rmi.org/annual-report-2024/

XCF Global

AVIATION INDUSTRY WORKING TOWARD DECARBONIZATION

Top-Down Emissions Reduction Policies

Consistent with International Air Transport Association (“IATA”) emissions reduction targets, many airlines have now set SAF targets to help the industry work towards deploying necessary capital investments

IATA

Represents commercial airlines and coordinates industry standards on behalf of 320 airlines, across 120 countries

- Reduce absolute emissions by 50% by 2050[1]
- Reach net zero by 2050[1]

ICAO · OACI

UN intergovernmental specialized agency tasked with setting international standards for member nations

- 2% annual fuel efficiency improvement through 2050[2]
- Carbon neutral growth from 2020 onwards[2]
- Net Zero emission by 2050 (“Long Term Aspirational Goal”)[3]

Major US Airlines Express Support for SAF[4]

Airline	SAF Target	Climate Target
Alaska	N/A	Net zero 2040
American Airlines	10% by 2030	Net zero 2050
DELTA	10% by 2030	Reduce scope 1 & 3 intensity by 45% by 2035
HAWAIIAN AIRLINES	N/A	Reduce fuel emissions intensity by 45% by 2035
jetBlue	N/A	Reduce scope 1 & 3 intensity by 50% by 2035 & net zero 2040
UNITED	N/A	Reduce scope 1, 2, & 3 intensity by 50% by 2035 & net zero 2050

Major Logistics Support for SAF[4]

Logistics Service	SAF Target	Climate Target
DHL	30% by 2030	Net zero 2050
UPS	30% by 2035	Net zero 2050
FedEx	30% by 2030	Net zero 2040

(1) IATA “Climate Change Fact Sheet”
(2) International Civil Aviation Organization (“ICAO”) “On Board A Sustainable Future”
(3) ICAO “Long Term Aspirational Goal for International Aviation”
(4) Company websites; www.sciencebasedtargets.org, “Target Dashboard”

S&P GLOBAL PRICE AND DEMAND FORECAST THROUGH 2050



Platts SAF/Jet Fuel prices
($/mt)
Jet CIF NWE Cargo
SAF (HEFA-SPK) CIF NWE
4000
3000
2000
1000
0
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25



Long-term price forecast
($/mt)
Jet Fuel
SAF - HEFA
4000
3000
2000
1000
0
2025
2030
2035
2040
2045
2050



EU27 SAF and Jet Fuel demand forecast and mandates
(million b/d)
(% used in air transport)
2.0
1.5
1.0
0.5
0.0
80
60
40
20
0
2
6
20
34
42
70
26
35
48
0.7
1.2
5
10
15
35
2026
2028
2030
2032
2034
2036
2038
2040
2042
2044
2046
2048
2050
Right axis
SAF mandate
SAF forecast
e-fuels mandate
Left axis
SAF demand
Jet Fuel demand

Note: Capacity build-ups have brought more SAF online and lowered its premium to jet in recent years but mandates and scarcity of feedstocks support the differential as time goes on.

Source: https://www.spglobal.com/commodity-insights/en/news-research/latest-news/refined-products/040925-eu-alternative-aviation-fuel-mandates-highlight-synthetic-fuel-supply-concerns

XCF Global

XCF GLOBAL AT A GLANCE

XCF Global, Inc. (Nasdaq: SAFX) is one of the few publicly-traded renewable fuels companies primarily focused on Sustainable Aviation Fuel ("SAF") in the United States.

Dedicated to accelerating the aviation industry's transition to net-zero emissions, XCF owns and operates the New Rise Reno facility in Nevada and has a pipeline of three additional sites.

38M[1]
Gallons of Annualized SAF Production Capacity

~80M[2]
Gallons of Annual SAF Production Capacity in **2028**

Our Mission

Lead the transition to net-zero aviation emissions by building the most scalable sustainable aviation fuel company in the world.



Site 1 – New Rise Reno 1
• Long term agreement with Phillips 66:
– Provide waste- and residue-based feedstocks
– Offtake of renewable fuels
• On-site rail and trucking lines
Site 2 – New Rise Reno 2
• Adjacent site ready to be developed for SAF production
• Cost efficiencies due to shared infrastructure
Sites 3 & 4 – Wilson, NC and Fort Myers, FL
• Development into SAF, renewable fuels, and/or associated SAF-related infrastructure
• Site analysis in process
Ramp-up Process[3]
Ready for Development
Future Sites

(1) Production capacity refers to maximum production when New Rise Reno 1 is operational for the full year
(2) Contingent upon completion of New Rise 2, expected in 2028
(3) During the ramp-up process, the facility is producing renewable diesel and expects to resume SAF production in Q1 2026

XCF IS AHEAD OF ITS COMPETITION

- Strategic early-mover advantage, through New Rise Reno
- Site design that can be replicated across the globe
- Currently ~41 producing SAF sites globally – the world will need at least 4,500 by 2035


Dimensional
MONTANA RENEWABLES
NEXT
PHILLIPS 66
NESTE
AEMETIS
Chevron
world energy
Dimensional
INDABA
Dimensional
gevo
ReadiFuels
LanzaJet
CVR Energy
CVR Energy
NACERO
VELOCYS
DIAMOND GREEN DIESEL
GRÖN
Chevron
LanzaJet
FUELS
FUELS
BRAYA

Map Legend

Status	Sites
Operational	6
Under Construction	6
Proposed / Under Development	18

Source: Company filings, press releases, and XCF management

XCF'S PUBLIC PEER UNIVERSE

XCF Global

- ✓ One of the few public companies focused on SAF
- ✓ Fortune 50 offtake partner
- ✓ Proven and reliable technology
- ✓ Scalable, modular plant design
- ✓ International expansion strategy

Renewable Diesel / SAF Producers

Calumet, Gevo, LanzaTech, Neste

- Key players competing in the drop-in renewable fuels space
- Some are either developing new technologies that are not producing at commercial scale or have traditional refinery as a core business
- The different business models and cash flow visibility may impact investor views on valuation

Renewable Natural Gas and Other Biofuels Producers

Aemetis, Ameresco, Darling Ingredients, Green Plains, Montauk Renewables, OPAL Fuels

- Key players producing renewable natural gas or other biofuels
- Companies in this space have established businesses with long-term cash flow visibility
- Established players have multiple businesses and are not solely focused on biofuels production









LONG-TERM AGREEMENT WITH INTEGRATED DOWNSTREAM ENERGY PROVIDER

- 15-year Supply and Offtake Agreement
- Supply 100% of the non-food feedstock
- Priority buyer for all SAF and renewable diesel produced at New Rise Reno
- Logistics, storage, and blending support

PHILLIPS 66®

(1) A small fee will be paid to access Partner's working capital used in obtaining non-food feedstock supply. This minimizes financial impact from changes in working capital cycle
(2) Phillips 66 will be purchasing at a price tied to SAF prices in California

XCF Global

SCALING A GLOBAL SAF PLATFORM: THREE PILLARS FOR GROWTH

Domestic Growth

– **New Rise Reno Blueprint:** replicable design, layout, and configuration; scalable, capital-efficient model

– **Facility Expansion:** acquisitions, conversions, and greenfield

– **Feedstock Control:** vertically integrate feedstock supply to secure long-term access

International Expansion

– **Licensing Model:** global rollout with equity and royalty fees; MOU signed for development of Australia market

– **Partnerships:** rapid entry via local leaders

– **Consolidation:** build scale in fragmented markets

Consolidation & Leadership

– **Economies of Scale:** reduce costs, improve efficiency

– **Accelerated Growth:** leverage public equity to aggressively consolidate the market

– **Strengthen Position:** pricing power, resilience, leadership

TOP 3 TAKEAWAYS

1. SAF is the only viable near-term decarbonization solution
    - Disproportionate impact on emissions
    - Decarbonization initiatives behind other industries
    - Securing development capital is challenging; balance sheets lack liquidity

2. XCF has an early-mover advantage
    - New Rise Reno – 1 of 6 SAF facilities in North America
    - Under-supply of SAF in the market
    - Competition years away from coming online

3. XCF poised for global leadership and scalable growth
    - Expand from U.S. early-mover position into international SAF markets
    - Leverage public equity to execute strategic acquisitions and strengthen balance sheet
    - Optimize netbacks and operations to accelerate EBITDA and shareholder returns



MISSION

Lead the transition to net-zero aviation emissions by building the most scalable sustainable aviation fuel (SAF) company in the world.

Thank You.

XCF Global